UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 30, 2010

                         TOMBSTONE TECHNOLOGIES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


                                               Colorado
                                      -----
                 (State or other jurisdiction of incorporation)



        333-138184                                         51-0431963
---------------------------                               -------------
(Commission File Number)                                   (I.R.S. Employer
                                                           Identification No.)

                    5380 Highlands Drive, Longmont, CO 80503
                        ---------------------------------
               (Address of principal executive offices)(Zip Code)

         Registrant's telephone number, including area code: 303-684-6644

                                           N/A
                              ----------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))




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                          SECTION 8 - OTHER INFORMATION

ITEM 8.01 OTHER INFORMATION

On September 30, 2010, the Hunt Global Resources, Inc. agreed to extend the term of is agreement with Tombstone Technologies, Inc. until October 31, 2010.

Tombstone Technologies, Inc. entered into an agreement to acquire the assets of Hunt Global Resources, Inc., a Houston based company focused on the use of new technologies, to maximize the value of its natural resources projects.

The transaction is structured in the form of a reverse merger wherein Hunt Global Resources, Inc. shareholders will receive in excess of 90% of Tombstone Technologies, Inc. when the transaction is complete.

The 8-K filed on January 20, 2010 contains the text of the Agreement.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             TOMBSTONE TECHNOLOGIES, INC.
                             ----------------------
                                  (Registrant)

                            Dated: September 30, 2010


                             /s/ Neil A. Cox
                             --------------------------------------------
                             Neil A. Cox, CFO and Chairman